                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 12, 1995
                                                   -----------------


                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


         NEBRASKA                     1-11515                    47-0658852
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(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)


               2120 SOUTH 72nd STREET, OMAHA, NEBRASKA       68124
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            (Address of principal executive offices)       (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)



               The original document is comprised of five pages.



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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------


Item 5.  Other Events:
----------------------

     On December 12, 1995 Commercial Federal Corporation (the Corporation) announced the certified results on the stockholder voting on the three proposals in connection with the Corporation's annual meeting held on November 21, 1995. Such results of each proposal follows:

          Proposal 1 -  Election of Directors:  William A. Fitzgerald was
                        re-elected as Chairman of the Board and Messrs. Robin
                        R. Glackin and Steven M. Ellis were elected as directors of the Corporation.

          Proposal 2 -  Proposal of the Board of Directors:  Fewer shares were voted in favor of the Board's proposal than against.

          Proposal 3 -  Stockholder Proposal:  More shares were voted in favor of this stockholder proposal than against.

     For a discussion of the aforementioned proposals refer to the Corporation's 1995 Proxy Statement dated October 6, 1995.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(c)  Exhibits:

     Exhibit 99.  Press release dated December 12, 1995.



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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     COMMERCIAL FEDERAL CORPORATION
                                     ------------------------------
                                     (Registrant)


Date:  December 18, 1995             /s/  James A. Laphen
       -----------------             --------------------
                                     James A. Laphen, President, Chief Operating
                                     Officer and Chief Financial Officer (Duly
                                     Authorized and Principal Financial Officer)



Date:  December 18, 1995             /s/  Gary L. Matter
       -----------------             -------------------
                                     Gary L. Matter, Senior Vice President,
                                     Controller and Secretary (Principal
                                     Accounting Officer)




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